UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (502) 366-3452

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTUINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.
On June 14, 2013, the Registrant's Board of Directors appointed one of its members, Mr. Orson Oliver, to be interim President & Chief Executive Officer of the Company. Mr. Oliver will remain a member of the Board of Directors. Mr. Oliver does not satisfy the definition of “independent director” set forth in Nasdaq Stock Market Rule 5605(a)(2) while acting as an interim officer.
On July 29, 2013, the Company received a Letter dated July 22, 2013 (the “Letter”) from the Nasdaq Listing Qualifications Staff (the “Nasdaq Staff”), relating to the Company's failure to maintain compliance with the requirements of Nasdaq Stock Market Rule 5605(b)(1) (the “Rule”) which requires that for continued listing the Board of Directors must be comprised of a majority of independent directors. The letter states that the Registrant must provide the Nasdaq Staff with a compliance plan by September 5, 2013 to regain compliance with the Rule.
On July 26, 2013, the Registrant's Board of Directors authorized an increase in the number of directors which constitute the entire Board of Directors from four to five.
On July 26, 2013, the Board of Directors appointed Ronald W. Strecker, age 55, to fill the vacancy created and appointed Mr. Strecker to serve on the Audit Committee of the Board of Directors.
The Board of Directors affirmatively determined that Mr. Strecker satisfies the criteria to be an independent director as set forth in Nasdaq Listing Rule 5605.
The Registrant's management informed the Nasdaq staff of Mr. Strecker's appointment to the Board. By letter dated July 31, 2012, the Nasdaq staff confirmed that the Registrant is now in compliance with the Rule.

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
On July 26, 2013, the Registrant's Board of Directors authorized an increase in the number of directors which constitute the entire Board of Directors from four to five.
On July 26, 2013, the Board of Directors appointed Ronald W. Strecker, age 55, to fill the vacancy created and also appointed Mr. Strecker to serve on the Audit Committee of the Board of Directors. Mr. Strecker will be compensated in accordance with the Registrant's previously adopted non-employee director compensation schedule.
Since January 2007, Mr. Strecker has served as Chief Financial Officer of the Al J. Schneider Company, a hospitality company headquartered in Louisville, Kentucky.
Except as otherwise disclosed herein, there are no transactions between the Registrant and Mr. Strecker requiring disclosure under this Item 5.02. The Board of Directors affirmatively determined that Mr. Strecker satisfies the criteria to be an independent director as set forth in Nasdaq Listing Rule 5605.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: July 31, 2013	By:	/s/ Alan Schroering
Alan Schroering
Vice-President of Finance and Interim Chief Financial Officer